CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Parke Bancorp, Inc. (the "Company") for the fiscal year ended December 31, 2005 (the "Report") as filed with the Securities and Exchange Commission, we, Vito S. Pantilione, President and Chief Executive Officer, and Ernest D. Huggard, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 29, 2006


/s/Vito S. Pantilione                               /s/Ernest D. Huggard
-------------------------------------               -------------------------
Vito S. Pantilione                                  Ernest D. Huggard
President and Chief Executive Officer               Senior Vice President and
                                                    Chief Financial Officer